================================================================================


                                                                    EXHIBIT 32.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of BSD Medical Corporation (the "Company") on Form 10-Q for the quarterly period ended November 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dennis P. Gauger, Chief Financial Officer (Principal Financial Officer) of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                               /s/ Dennis P. Gauger
                                               --------------------------
                                               Dennis P. Gauger
                                               Chief Financial Officer
                                               (Principal Accounting Officer)
                                               January 9, 2007





--------------------------------------------------------------------------------